                                                                     EXHIBIT 1.1

                            DEALER MANAGER AGREEMENT


                                                                January 25, 1995


BT SECURITIES CORPORATION
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
c/o BT Securities Corporation
One Bankers Trust Plaza
New York, New York  10006

Ladies and Gentlemen:

          Food 4 Less Supermarkets, Inc., a Delaware corporation ("Food 4 Less"), intends to merge (the "Merger") with and into Ralphs Supermarkets, Inc., a Delaware corporation ("RSI"), with RSI surviving the Merger (as such surviving company, the "Surviving Company"), pursuant to an Agreement and Plan of Merger dated as of September 14, 1994 (as amended through the date hereof, the "Merger Agreement"), by and among Food 4 Less, Food 4 Less, Inc. ("F4L"), Food 4 Less Holdings, Inc. ("Holdings"), RSI and the stockholders of RSI. Upon consummation of the Merger, it is anticipated that the Surviving Company will merge with its wholly owned subsidiary, Ralphs Grocery Company, a Delaware corporation ("RGC"), with the Surviving Company surviving such merger (the "Subsequent Merger", and together with the Merger, the "Mergers"). Upon consummation of the Mergers, the Surviving Company will change its name to "Ralphs Grocery Company" ("Ralphs"). Prior to the Merger, (i) F4L intends to merge with Holdings, with Holdings surviving such merger (the "F4L Merger") and (ii) immediately following the F4L Merger, Holdings will merge with and into its newly formed wholly-owned subsidiary incorporated in Delaware ("New Holdings"), with New Holdings surviving such Merger (the "Delaware Merger" and together with the F4L Merger, the "Equity Merger").

          In connection with the Mergers, Food 4 Less proposes to offer (collectively, the "F4L Exchange Offers") (i) to holders of its 10.45% Senior Notes due 2000 (the "Old F4L 10.45% Notes") and its 13.75% Senior Subordinated Notes due 2001 (the "Old F4L 13.75% Notes", and together with the Old 10.45% Notes, the "Old F4L Notes") upon the terms and subject to the conditions set forth in the Prospectus and Solicitation Statement dated January 25, 1995 (the "F4L Prospectus"), to exchange (a) for each $1,000 principal amount of Old 10.45% Notes, $1,000 principal amount of new Senior Notes due 2004 of the Surviving Company (the "New Senior Notes") and a cash payment and (b) for each $1,000 principal amount of Old 13.75% Notes, $1,000 principal amount of new Senior Subordinated Notes due 2005 of the Surviving Company (the "New F4L Senior Subordinated Notes", and together with the New Senior Notes, the "New F4L Notes") and a cash payment and (ii) to holders of the 9% Senior Subordinated Notes due 2003 of RGC (the "9% RGC Notes") and the 10 1/4% Senior Subordinated Notes due 2002 of RGC (the "10 1/4% RGC Notes", and together with the 9% RGC Notes, the "Old RGC Notes" and together with the Old F4L Notes, the "Old Notes") upon the terms and subject to the conditions set forth in the Prospectus and Solicitation Statement dated January 25, 1995 (the "RGC Prospectus"), to exchange for each $1,000 principal amount of Old RGC Notes, $1,000 principal amount of new Senior Subordinated Notes due 2005 of the Surviving Company (the "New RGC Notes" and together with the New F4L Notes, the "New Notes") and a cash payment. The New F4L Senior Subordinated Notes will be issued pursuant to an Indenture (the "F4L Senior Subordinated Note Indenture") to be entered into by the Surviving Company, as issuer, each of Alpha Beta Company, Bay Area Warehouse Stores, Inc., Bell Markets, Inc., Cala Co., Cala Foods, Inc., Falley's, Inc., Food 4 Less of California, Inc., Food 4 Less Merchandising, Inc., Food 4 Less of Southern California, Inc. and Food 4 Less GM, Inc., as guarantors, (collectively, the "Subsidiary Guarantors") and United States Trust Company of New York, as trustee (the "F4L Senior Subordinated Note Trustee"). The New Senior Notes will be issued pursuant to an Indenture (the "Senior Note Indenture") to be entered into by the Surviving Company, as issuer, the Subsidiary Guarantors, as guarantors, and Norwest Bank Minnesota N.A., as trustee (the "Senior Note Trustee"). The New RGC Notes will be issued pursuant to an Indenture (the "RGC Note Indenture," and together with the F4L Senior Note Indenture and the F4L Senior Subordinated Note Indenture, the "Indentures") to be entered into by the Surviving Company, as issuer, the Subsidiary Guarantors, as guarantors, and United States Trust Company of New York, as trustee (the "RGC Note Trustee" and together with the F4L Senior Subordinated Note Trustee and the Senior Note Trustee, the "Trustees"). The New Notes will be unconditionally guaranteed (the "Guarantees"), on a joint and several basis, by each of the Subsidiary Guarantors pursuant to the terms of the applicable Indenture. As used in this Agreement, the term "Issuers" shall refer collectively to Food 4 Less (or after giving effect to the Mergers, the Surviving Company) and the Subsidiary Guarantors.

            Concurrently with the F4L Exchange Offers, Food 4 Less is soliciting consents (collectively, the "Consent Solicitations") (i) from the holders of the Old F4L Notes to amendments (the "Proposed F4L Amendments") to certain of the provisions in the respective indentures governing the Old F4L Notes (the "Old F4L Indentures"), all as described in the F4L Prospectus and (ii) from the holders of the Old RGC Notes to
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amendments (the "Proposed RGC Amendments" and together with the
Proposed F4L Amendments, the "Proposed Amendments") to certain of the provisions in the respective indentures governing the Old RGC Notes (the "Old RGC Indentures" and together with the Old F4L Indentures, the "Old Indentures"), all as described in the RGC Prospectus. Upon receipt of the Requisite Consents (as defined in the applicable prospectus) with respect to an issue of Old Notes, the Issuers (in the case of the Old F4L Notes) or RGC (in the case of the Old RGC Notes) will enter into an indenture supplemental to the Old Indenture under which such Old Notes were issued (each, a "Consent Supplemental
Indenture") with the trustee under such Old Indenture, which will give effect to the applicable Proposed Amendments.

            Concurrently with the F4L Exchange Offers, Holdings is soliciting consents (the "Holdings Consent Solicitation", and together with the F4L Exchange Offers and the Consent Solicitations, the "Exchange Offers") from the holders of its 15<% Senior Discount Notes due 2004 (the "Holdings Notes") to amendments (the "Holdings Proposed Amendments") to certain of the provisions in the indenture governing the Holdings Notes (the "Holdings Indenture"), as described in the Prospectus and Solicitation Statement dated January 25, 1995. Following the Equity Merger, New Holdings will assume the Obligations of Holdings under the Holdings Notes and the Holdings Indenture. Upon receipt of the Requisite Consents (as defined in the Holdings Prospectus) New Holdings will enter into an indenture supplemental to the Holdings Indenture (the "Holdings Supplemental Indenture") with the trustee under the Holdings Indenture, which will give effect to the Holdings Proposed Amendments. As used in this Agreement, the term "Registrants" shall refer collectively to Holdings (or after giving effect to the consummation of the Equity Merger, New Holdings) and the Issuers.

            F4L and the Registrants hereby confirm their agreement with you as follows:

            1. Exchange Offer Materials. A registration statement on Form S-4, including a prospectus, subject to completion, has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Act") by (i) the Issuers with respect to the New Senior Notes, the New F4L Senior Subordinated Notes and the related Guarantees and the Old F4L Notes, after giving effect to the consummation of the Consent Solicitations relating thereto (the "Amended F4L Notes") (File No. 33-56451), (ii) the Issuers with respect to the New RGC Notes and the related Guarantees and the Old RGC Notes, after giving effect to the consummation of the Consent Solicitations relating thereto (the "Amended RGC Notes") (File No. 33-56445) and (iii) Holdings with respect to the Holdings
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Notes, after giving effect to the consummation of the Holdings
Consent Solicitations (the "Amended Holdings Notes", and collectively with the Amended F4L Notes and the Amended RGC Notes, the "Amended Notes") (File No. 33-86356); and one or more amendments to each such registration statement also have been so filed. After the execution of this Agreement, the respective Registrants under each such registration statement will file with the Commission either (x) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by you prior to the execution of this Agreement, or (y) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by you prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means each such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the applicable Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus, subject to completion, filed with each such registration statement or any amendment thereto (including the prospectus, subject to completion, if any, included in such Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means each prospectus included in each Registration Statement, in the form in which each such prospectus was first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b) with respect to any such Registration Statement, such term means the prospectus included in such Registration Statement.

            The Registrants agree to furnish you at their own expense with as many copies as you may reasonably request of each Prospectus and the related Consents and Letters of Transmittal, Notices of Guaranteed Delivery, Broker/Dealer Letters, Client Letters, Taxpayer Guidelines, Informational Letters from officers of Food 4 Less (collectively, the "Letters of Transmittal") and all other related offering materials prepared by the Registrants for use in connection with the Exchange Offers. Each Prospectus, together with all attachments thereto, the Consents and Letters of Transmittal and all such other related offering materials, as such materials may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, are herein collectively referred to as the "Offering Materials". The Registrants authorize you to use the Offering Materials in connection with the Exchange Offers, and you agree that you shall not use any material in connection therewith other than the applicable Offering Materials and such other materials, if any, as the Registrants may approve. The Registrants agree to cause a copy of the applicable Offering Materials to be mailed to (x) each record holder of Old Notes or Holdings Notes and
(y) each beneficial holder of Old Notes or Holdings Notes that is known to any of the Registrants. Thereafter, to the extent practicable until the expiration of the Exchange Offers, each of the Registrants shall use its best efforts to cause copies of the appropriate Offering Materials to be mailed to each person who becomes a record holder of Old Notes or Holdings Notes and each beneficial holder of Old Notes or Holdings Notes that becomes known to the Registrants.

            The date or dates on which the Offering Materials are first mailed or otherwise distributed to holders of an issue of Old Notes or Holdings Notes is hereinafter referred to as the "Commencement Date".

            2. Agreement to Act as Dealer Managers. Each of the Registrants hereby retains each of you, and each of you agrees to act, as exclusive dealer managers and solicitation agents (in either or both such capacities, the "Dealer Managers") to the Registrants in connection with the Exchange Offers, until the earlier of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the date of the consummation (the "Closing") of the Exchange Offers (the "Closing Date"). As Dealer Managers, each of you agrees, severally and not jointly, in accordance with your respective customary practice, to perform those services in connection with the Exchange Offers as are customarily performed by investment banking concerns in connection with exchange offers and consent solicitations of like nature, including, but not limited to, soliciting exchanges and consents pursuant to the Exchange Offers and communicating generally regarding the Exchange Offers with brokers, dealers, commercial banks and trust companies and other persons, including the holders of the Old Notes and the Holdings Notes.

            (a) Each of the Registrants hereby authorizes each of you to act as Dealer Managers in connection with the Exchange Offers, and, on the basis of the representations, warranties and agreements of F4L, the Registrants and RSI herein contained and subject to the terms and conditions hereof, each of you agree, severally and not jointly, to act as Dealer Managers in connection with the Exchange Offers.

            (b) The Registrants shall furnish you, or cause each of the transfer agents or registrars for the Old F4L Notes and the Holdings Notes (collectively, the "F4L Transfer Agent and Registrar") to furnish you, as soon as practicable after the Commencement Date, with cards or lists or copies thereof showing the names of persons who were the holders of record of Old F4L Notes and Holdings Notes as of January 20, 1995 and, to the extent available to the Registrants, the beneficial holders of the Old F4L Notes and the Holdings Notes as of the date or dates specified by you, together with their addresses and the principal amount of each issue of Old F4L Notes or Holdings Notes, as the case may be, held by them. RSI shall furnish you, or cause each of the transfer agents for the Old RGC Notes (the "RGC Transfer Agent and Registrar" and together with the F4L Transfer Agent and Registrar, the "Transfer Agent and Registrar") to furnish you, as soon as practicable after the Commencement Date, with cards or lists or copies thereof showing the names of persons who were the holders of record of Old RGC Notes as of January 20, 1995 and, to the extent available to RSI, the beneficial holders of the Old RGC Notes as of the date or dates specified by you, together with their addresses and the principal amount of each issue of Old RGC
Notes held by them. Additionally, the Registrants and RSI shall update such information from time to time during the term of this Agreement as reasonably requested by you and to the extent such information is reasonably available to the Registrants or RSI within the time constraints specified. Each of you shall act hereunder as an independent contractor and nothing contained herein or in such information shall make
(x) any of you an agent of any of F4L, the Registrants, RSI or any of their respective affiliates or (y) any of F4L, the Registrants or any of their respective affiliates, an agent of any of you or any of your respective affiliates. Nothing contained in this Agreement shall constitute any Dealer Manager a partner of or joint venturer with F4L, any of the Registrants, RSI or any of their respective affiliates.

            (c) F4L, the Registrants and RSI agree that any reference to any of the Dealer Managers in any Offering Materials or in any press release or other document or communication is subject to such Dealer Manager's prior approval. If any Dealer Manager resigns or its engagement hereunder is terminated prior to the dissemination of the Offering Materials or any other release or communication, no reference shall be made therein to such Dealer Manager. In the event that applicable law requires a reference to any Dealer Manager, RSI, F4L and the Registrants agree to provide such Dealer Manager with prompt notice of such requirement to provide such Dealer Manager a reasonable opportunity to seek an appropriate protective order or other remedy.

            (d) The Registrants authorize the Dealer Managers to communicate with any information agent or depositary designated or retained by the Registrants with respect to the Exchange

Offers (respectively, the "Information Agent" and the
"Depositary") regarding the Exchange Offers.

            (e) In full payment for services rendered and to be rendered hereunder by the Dealer Managers, the Registrants agree to pay the Dealer Managers' fees and to reimburse the Dealer Managers for expenses as follows:

            (i) At the Closing the Registrants shall pay to the Dealer Managers a fee equal to the sum of (x) 1.0% of the aggregate principal amount of Old Notes accepted for exchange in the Exchange Offers, (y) 0.5% of the aggregate principal amount of Old Notes in respect of which a consent is accepted pursuant to the Exchange Offers (other than any such Old Notes accepted for exchange in the Exchange Offers) and (z) 0.5% of the aggregate principal amount of Holdings Notes in respect of which a consent is accepted pursuant to the Holdings Consent Solicitation.

           (ii) The Registrants agree to reimburse the Dealer Managers promptly upon demand made from time to time for all reasonable out-of-pocket expenses (including all reasonable fees and expenses of your counsel, Cahill Gordon & Reindel) incurred in connection with their services as Dealer Managers for the Exchange Offers (it being understood that any amount previously paid by the Registrants to the Dealer Managers constituting reimbursement of the Dealer Managers for reasonable out-of-pocket expenses incurred in connection with their services as Dealer Managers for the Exchange Offers shall not be required to be paid again to the Dealer Managers pursuant to this Section 2(e)(ii)). If the Dealer Managers withdraw pursuant to Section 6 hereof or terminate this Agreement pursuant to Section 8 hereof, the Dealer Managers shall nevertheless be entitled to receive reimbursement of all expenses pursuant to this
      Section 2(e) which have accrued to the date of such withdrawal or termination, as the case may be.

            The Registrants shall perform their obligations to you set forth in this Section 2(e) and in Section 7 hereof whether or not the Exchange Offers are commenced or Food 4 Less acquires any Old Notes, or Food 4 Less or Holdings receives any consents, pursuant to the Exchange Offers.

            3.    Certain Covenants.

            Each of the Registrants covenants with you as follows:

            (a) Each of the Registrants will use its respective best efforts to cause each of the Registration Statements, if not effective at the time of execution of this

      Agreement, and any amendments thereto, to become effective promptly. If, at the time that any Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the rules and regulations of the Commission under the Act, then immediately following the execution of this Agreement, the appropriate Registrants will prepare, and thereafter the appropriate Registrants will file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the rules and regulations of the Commission under the Act, copies of an amended Prospectus relating to such Registration Statement, or, if required by such Rule 430A, a post-effective amendment to such Registration Statement (including an amended Prospectus), containing all information so omitted. The Registrants will give each Dealer Manager notice of their intention to file or prepare any amendment to any Registration Statement (including any post-effective amendment) or any amendment or supplement to any Prospectus (including any revised prospectus which the Registrants propose for use by the Dealer Managers in connection with the Exchange Offers which differs from any prospectus on file at the Commission at the time the Registration Statement including such prospectus becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the rules any regulations of the Commission under the Act), will furnish the Dealer Managers with copies of such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Dealer Managers or counsel for the Dealer Managers shall reasonably object in writing or which is not in compliance with the Act or the rules and regulations of the Commission under the Act. The Registrants will advise the Dealer Managers, promptly after any of them receives notice thereof, of the time when any Registration Statement or any amendment thereto has been filed or declared effective or any Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Dealer Managers of each such filing or effectiveness.

            (b) The Registrants will advise the Dealer Managers, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or any Prospectus, or any amendment or supplement thereto,
      (ii) the suspension of the qualification of any of the New Notes or the Amended Notes for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or
      (iv) any request made by the Commission for amending any Registration Statement, for amending or supplementing any Prospectus or for additional information. Each of the Registrants will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to use its best efforts to obtain the withdrawal thereof as promptly as possible.

            (c) If, during the Exchange Offers and for such period of time thereafter as the Offering Materials are required by law to be delivered in connection therewith, any event occurs as a result of which it shall, in the reasonable judgment of F4L, the Registrants or their counsel or the Dealer Managers or their counsel, be necessary to amend or supplement any Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if for any other reason it is necessary, in the reasonable judgment of any such person, at any time to amend or supplement any Prospectus to comply with the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") or any other law, rule or regulation, such person shall promptly inform F4L, the Registrants and the Dealer Managers, and the Registrants shall promptly prepare and furnish copies to you (subject to paragraph (a) of this Section 3) of such amendments or supplements to any such Prospectus, so that either (i) the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading or (ii) such compliance is effected.

            (d) Each of the Registrants shall comply with the applicable provisions of the Act, the Exchange Act, and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Trust Indenture Act"), in connection with the Offering Materials, the Exchange Offers and the transactions contemplated hereby and thereby; the Registrants will take on a timely basis all actions necessary or legally required in relation to the Exchange Offers and all other actions contemplated by this Agreement and by the Offering Materials; and (z) the Registrants will take all necessary corporate action to authorize any amendments to or modifications of the Exchange Offers.

            (e) The Registrants will notify you, not less than two hours prior thereto, of the time when they propose to commence the Exchange Offers or, after commencement, to extend the Exchange Offers and, immediately upon the commencement of the Exchange Offers, the Registrants shall advise or cause the Information Agent or the Depositary to advise you upon your reasonable request from time to time during the period of, and promptly after the expiration of, the Exchange Offers, as to all names and addresses of the holders of the Old Notes which have been tendered for exchange, the aggregate principal amount of Old Notes tendered for exchange and the holders of Holdings Notes in respect of which a consent has been received, the aggregate principal amount of Old Notes tendered for exchange by each holder, and the aggregate principal amount of Holdings Notes in respect of which a consent has been received, during the immediately preceding day, indicating the aggregate principal amount of Old Notes or Holdings Notes, as the case may be, verified to be in proper form for tender or consent, as the case may be, rejected for tender or consent, as the case may be, and being processed; and will notify you promptly following expiration of the Exchange Offers on the Expiration Date (as defined in the Offering Materials), of (i) the aggregate principal amount of Old Notes so deposited, indicating the aggregate principal amount of Old Notes verified to be in proper form for tender or consent, as the case may be, rejected for tender or consent, as the case may be, and being processed and (ii) the aggregate principal amount of Holdings Notes in respect of which a consent has been verified to be in proper form, a consent has been rejected and which are being processed. The Registrants shall promptly give you notice of changes in Expiration Dates with respect to the Exchange Offers.
      Food 4 Less will not (x) accept Old Notes for exchange or
      (y) accept consents in respect of Old Notes, and Holdings will not accept consents in respect of Holdings Notes, unless the conditions to the obligations of the Dealer Managers set forth in Section 6 hereof have been satisfied.

            (f)  The Registrants shall advise you promptly of
      (i) the occurrence of any event which might reasonably be expected to cause the Registrants to amend, withdraw or terminate the Exchange Offers, (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (iii) the issuance of any comment or order or the taking of any other action by the Commission or any other governmental or regulatory agency with respect to the Exchange Offers (and, if in writing, will promptly furnish you a copy thereof),
      (iv) the occurrence of any event which might reasonably be expected to cause the Registrants to amend or supplement any filing required by the Exchange Act, (v) the issuance or the threatened issuance of any order or the taking of any other action by any administrative or judicial tribunal or governmental agency or instrumentality concerning the Exchange Offers (and, if in writing, will promptly furnish you a copy thereof) and (vi) any other information relating to the Exchange Offers which you may from time to time reasonably request.

            (g)  The Registrants will, without charge, provide
      (i) to each Dealer Manager and to counsel for the Dealer Managers a signed copy of each registration statement originally filed with respect to New Notes and the Amended Notes and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to any of the New Notes or the Amended Notes is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Dealer Managers may reasonably request.

            (h) Each of New Holdings and the Surviving Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the rules and regulations of the Commission under the Act) covering a twelve-month period beginning not later than the first day of the fiscal quarter of New Holdings or the Surviving Company, as the case may be, next following the "effective date" (as defined in Rule 158) of the Registration Statement.

            (i) The Registrants will cooperate with you and your counsel in connection with the registration or qualification of the New Notes and the Amended Notes for offering and sale pursuant to the Exchange Offers under the securities or "Blue Sky" laws of such jurisdictions as you may designate and the continuance of such qualifications in effect for as long as may be necessary to complete the Exchange Offers; provided, however, that in connection therewith none of the Registrants shall be required to (i) qualify to do business as a foreign corporation or as a broker-dealer, (ii) execute a general consent to service of process in any jurisdiction where it is not then so subject, (iii) take any action that would subject it to taxation that it would not otherwise be subject to or (iv) amend the terms of the New Notes or the Amended Notes. The Registrants shall promptly advise you of the receipt by any of them of any notification with respect to the suspension of the qualification or exemption from qualification of the New Notes or the Amended Notes for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceeding for such purpose.

            (j) Prior to the Closing Date, each of Holdings (and, upon consummation of the Equity Merger, New Holdings) and Food 4 Less (and, upon consummation of the Mergers, the Surviving Company) will furnish to you, as soon as practicable after they have been prepared by or are available to Holdings (or New Holdings, as the case may be) or Food 4 Less (or the Surviving Company, as the case may be), as the case may be, a copy of any unaudited interim combined financial statements of Holdings (or New Holdings, as the case may be) and its subsidiaries or Food 4 Less (or the Surviving Company, as the case may be) and its subsidiaries, as the case may be, for any period subsequent to the period covered by the most recent financial statements of Holdings and its subsidiaries of Food 4 Less and its subsidiaries, as the case may be, appearing in the Offering Materials.

            (k) If, prior to the completion of the Exchange Offers, Holdings (or, upon consummation of the Equity Merger, New Holdings) or any of its subsidiaries commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, or if the information reported in the Offering Materials, if any, concerning the business of Holdings (or New Holdings, as the case may be) or any of its subsidiaries with Cuba or with any person or affiliate located in Cuba changes in any material way, Holdings (or New Holdings, as the case may be) will provide the Florida Department of Banking and Finance notice of such business or change, as appropriate, in a form acceptable to such Department.

            (l) The Registrants will not commence the mailing of the Offering Materials unless the conditions set forth in
      Section 6 hereof with respect to the commencement of the Exchange Offers shall have been satisfied and complied with prior to or concurrently with the commencement of such mailing or shall have otherwise been waived in writing by the Dealer Managers.

            4. Expenses. In addition to the obligation of the Registrants to reimburse the Dealer Managers for their reasonable out-of-pocket expenses as provided in Section 2(e) hereof, the Registrants, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 8 hereof, including, but not limited to, all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the registration statements originally filed with respect to the New Notes and the Amended Notes and any amendment thereto, any Preliminary Prospectus, any Prospectus and any amendment or supplement thereto, the Indentures, this Agreement and all other agreements related to the Exchange
Offers or the distribution of the New Notes and the Amended
Notes and any Blue Sky or legal investment memoranda, (ii) all arrangements relating to the delivery to the Dealer Managers of copies of the foregoing documents, (iii) the fees and disbursements of counsel, accountants and any other experts or advisors retained by the Registrants, (iv) preparation, issuance and delivery to the Dealer Managers of any certificates evidencing the New Notes, (v) the qualification of the New Notes and the Amended Notes and determination of their eligibility for investment under state securities and Blue Sky laws, including filing fees and reasonable fees and disbursements of counsel for the Dealer Managers (including any local counsel retained to render any opinion required by any state securities or Blue Sky authorities) relating thereto,
(vi) the fees and disbursements of the Trustees, the trustees under the Old Indentures and the Holdings Indenture and the Transfer Agent and Registrar and Information Agent, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the New Notes and the Amended Notes, (viii) any meetings with holders of Old Notes and Holdings Notes relating to the Exchange Offers, and (ix) any fees charged by investment rating agencies for the rating of the New Notes and the Amended Notes.

            5.    Representations and Warranties.

            (a) Each of the Registrants, jointly and severally, represents and warrants to and agrees with you that, as of the Commencement Date and the Closing Date:

            (i)  The Commission has not issued any order
      preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (x) complied in all material respects with the requirements of the Act and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When each Registration Statement or any amendment thereto was or is declared effective, it (x) complied or will comply in all material respects with the requirements of, the Act and the Trust Indenture Act and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When each Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if any Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to such

      Prospectus was or is declared effective) and on the Closing Date (as hereinafter defined), each Prospectus, as amended or supplemented at any such time, (x) complied or will comply in all material respects with the requirements of the Act and (y) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (i) do not apply to statements or omissions made in any Preliminary Prospectus, any Registration Statement or any amendment thereto or any Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Registrants by the Dealer Managers specifically for use therein or to the Statements of Eligibility and Qualification ("Form T-1s") under the Trust Indenture Act of the respective Trustees filed as exhibits to the Registration Statements.

           (ii) Each of the Registrants has all the necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and by the Offering Materials. Each of the Registrants has taken all necessary corporate action to authorize the Exchange Offers and the Issuers have taken all necessary corporate action to authorize the exchange of Old Notes pursuant to the Exchange Offers.

          (iii) The Offering Materials comply as to form in all material respects with all applicable provisions of the Act, the Exchange Act and the Trust Indenture Act, and with all applicable rules or regulations of any governmental or regulatory authority or body, including applicable "Blue Sky" or similar state securities laws or statutes; and no consent or approval of, or filing with, any governmental or regulatory authority or body will be required in connection with the commencement or consummation of the Exchange Offers other than those consents or approvals which will have been obtained or any filing which will have been made prior to the commencement or consummation, as the case may be, of the Exchange Offers.

           (iv) F4L and each of the Registrants has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Offering Materials, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have (x) a material adverse effect on the business, condition (financial or other) or results of operations of F4L and the Registrants (or, after giving effect to the Equity Merger, the Mergers, and the other transactions contemplated by the Offering Materials, New Holdings, the Surviving Company and their subsidiaries) taken as a whole or (y) an adverse effect on the ability of F4L or any Registrant to perform any of its material obligations under any of the agreements, documents or instruments contemplated to be entered into by F4L or any Registrant (or, after giving affect to the Equity Merger and the Mergers, New Holdings or any of its subsidiaries) hereby or by the Offering Materials (collectively, the "Transaction Documents") to which it is a party either before or after giving effect to the Mergers and the other transactions contemplated by the Offering Materials (a "Material Adverse Effect"); each of F4L, Holdings and Food 4 Less has, and upon consummation of the Equity Merger and the Mergers, each of New Holdings and the Surviving Company will have (based upon the assumptions described and referred to in the first paragraph of each Prospectus under the caption, "Pro Forma Capitalization"), the authorized, issued and outstanding capitalization set forth in the Offering Materials; the only direct or indirect subsidiary of F4L is Holdings and the only direct or indirect subsidiary of Holdings is Food 4 Less; the only direct or indirect subsidiaries of Food 4 Less (or, after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, the Surviving Company) are the Subsidiary Guarantors; except as aforesaid, none of F4L, Holdings, Food 4 Less or any of the Subsidiary Guarantors owns, directly or indirectly, any of the capital stock or other equity securities of any other person, except that Alpha Beta Company has an investment in Certified Grocers of California, Inc. ("Certified"), one of the Company's suppliers, and Food 4 Less GM, Inc. has an interest in a joint venture with Certified; the outstanding shares of capital stock of each of F4L and each of the Registrants (and, upon consummation of the Equity Merger and the Merger and the other transactions contemplated by the Offering Materials, each of New Holdings, the Surviving Company and each of its subsidiaries) have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by such person; and except as described in the Offering Materials, all of the outstanding shares of capital stock of each of the Subsidiary Guarantors are owned beneficially by Food 4 Less (and, upon consummation of the Mergers and the other transactions contemplated by the Offering Materials, the Surviving Company) free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges or claims. No holders of securities of F4L or any of the Registrants (or, upon consummation of the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings, the Surviving Company or any of its Subsidiaries) are entitled to have such securities registered under the Registration Statements.

            (v) The New Notes have been duly and validly authorized by Food 4 Less for issuance and when issued will conform in all material respects to the description thereof in the Offering Materials. The New Notes, when executed by the Surviving Company and authenticated by the applicable Trustee in accordance with the provisions of the applicable Indenture, and delivered to exchanging holders of Old Notes in accordance with the terms of the applicable Offering Materials, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Surviving Company entitled to the benefits of the applicable Indenture and enforceable against the Surviving Company in accordance with their terms, except that the enforcement thereof may be subject to (w) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (x) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (y) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (z) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable. Each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indentures and the Guarantees. Upon consummation of the Mergers, the Surviving Company will have all requisite corporate power and authority to issue and deliver the New Notes and each Subsidiary Guarantor will have all requisite corporate power and authority to issue and deliver its Guarantees to exchanging holders of Old Notes as provided herein and in the Offering Materials. Each Indenture has been duly authorized by the Issuers and, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the applicable Trustee), will constitute a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except that the enforcement thereof may be subject to (v) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect on the Guarantees of Section 548 of the Bankruptcy Code and comparable provisions of state law, (w) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (x) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, (y) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable and (z) the unenforceability of the provisions contained in the Indentures relating to the waiver of (A) stay, extension or usury laws and (B) subrogation rights or other rights and defences of the Subsidiary Guarantors.

           (vi) The Guarantees have been duly authorized and, when executed and delivered, will, upon the execution, authentication and delivery of the New Notes and payment therefor, be valid and binding obligations of each Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with their respective terms, except that the enforcement thereof may be subject to (w) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect on the Guarantees of Section 548 of the Bankruptcy Code and comparable provisions of state law, (x) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (y) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (z) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

          (vii) Each of the Consent Supplemental Indentures relating to the Old F4L Notes has been duly and validly authorized by the Issuers and each of the Consent Supplemental Indentures will conform in all material respects to the respective descriptions thereof in the

      Offering Materials. Each of the Consent Supplemental Indentures relating to the Old F4L Notes, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the applicable trustee under the applicable Old Indenture and assuming that written consents from the holders of a majority of each issue of Old F4L Notes outstanding authorizing execution of such Consent Supplemental Indentures are valid and binding consents of such holders), will have been duly executed and delivered and will constitute valid and legally binding obligations of the Issuers (and, upon consummation of the Mergers, the Surviving Company and each Subsidiary Guarantor) enforceable against the Issuers (and, upon consummation of the Mergers, the Surviving Company and each Subsidiary Guarantor) in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable. Upon consummation of the Mergers, each of the Consent Supplemental Indentures relating to the Old RGC Notes will constitute valid and legally binding obligations of the Surviving Company enforceable against the Surviving Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

         (viii) The Holdings Supplemental Indenture has been duly and validly authorized by Holdings and will conform in all material respects to the description thereof in the Offering Materials. The Holdings Supplemental Indenture, when executed and delivered by Holdings (assuming the due authorization, execution and delivery thereof by the trustee under the Holdings Indenture and assuming written consents from the holders of a majority of the outstanding Holdings Notes authorizing execution of the Holdings Supplemental Indenture are valid and binding consents of such holders), will have been duly executed and delivered and will constitute valid and legally binding obligations of Holdings (and, after giving effect to the Equity Merger, New Holdings) enforceable against Holdings (and after giving effect to the Equity Merger, New Holdings) in accordance with its terms, except that the enforcement thereof may be subject to (w) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (x) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (y) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (z) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

           (ix) This Agreement has been duly authorized, executed and delivered by F4L and each of the Registrants and, assuming the due authorization, execution and delivery thereof by the Dealer Managers, constitutes the valid and legally binding obligation of F4L and the Registrants enforceable against F4L and the Registrants (and after giving effect to the Equity Merger and the Mergers, New Holdings, the Surviving Company and its subsidiaries) in accordance with its terms, except that the enforcement hereof may be subject to (v) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (w) general principles of equity and the discretion of the court before which any proceeding there-for may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (x) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, (y) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable and (z) the unenforceability under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy. Except as described in the Offering Materials, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement, the New Notes, the Guarantees, the Indentures, the Consent Supplemental Indentures or any of the other Transaction Documents by F4L or any Registrant (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any Subsidiary Guarantor) (to the extent each such person is a party thereto) or the consummation by F4L or any Registrant (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any Subsidiary Guarantor) of any of the transactions contemplated hereby or thereby or by the Offering Materials, except such as have been obtained and such as may be required under securities or "Blue Sky" laws in connection with the Exchange Offers, the Equity Merger and the Mergers or any of such other transactions. None of F4L or any of the Registrants is (and upon consummation of the Equity Merger and the Mergers, none of New Holdings, the Surviving Company or any of the Subsidiary Guarantors will be) (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to F4L or any of the Registrants (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any of the Subsidiary Guarantors) which violation would have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which F4L or any of the Registrants (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any of the Subsidiary Guarantors) is subject, which default would have a Material Adverse Effect.

            The execution, delivery and performance by the Registrants (and upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company and the Subsidiary Guarantors) of this Agreement, the New Notes, the Guarantees, the Indentures, the Consent Supplemental Indentures and each of the other Transaction Documents (to the extent each such person is a party thereto), and the consummation by F4L and the Registrants (and upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company and the

      Subsidiary Guarantors) of the transactions contemplated hereby, thereby and by the Offering Materials will not (after giving effect to all amendments and waivers obtained on or prior to the Closing Date which are described in the Offering Materials) conflict with or constitute or result in a breach or violation by F4L or any Registrant (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any Subsidiary Guarantor) of any of (x) the terms or provisions of, or constitute a default by F4L or any Registrant (or upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company or any Subsidiary Guarantor) under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which any such person is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default would have a Material Adverse Effect,
      (y) the certificate of incorporation or bylaws of any such person, or (z) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to any such person or any of their respective properties, which conflict, breach, violation or default would have a Material Adverse Effect.

            (x) (x) Immediately after the consummation of the Mergers and the other transactions contemplated by the Offering Materials, the fair value and present fair saleable value of the assets of the Surviving Company and each Subsidiary Guarantor will exceed the sum of its stated liabilities and identified contingent liabilities; and (y) after giving effect to the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby and by the Offering Materials, none of the Issuers is, nor, upon consummation of the Mergers, will the Surviving Company or any Subsidiary Guarantor be, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or
      (c) insolvent.

           (xi) F4L and each of the Registrants have, and upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company and each of the Subsidiary Guarantors will have, all requisite corporate power and authority to execute, deliver and perform their respective obligations under each of the Transaction Documents (to the extent each is a party thereto). As of the Closing Date, each of the Transaction Documents will have been duly and validly authorized by F4L and each of the Registrants (to the extent each is a party thereto); and, when executed and delivered by F4L and each of the Registrants (to the extent each is a party thereto), each such Transaction Document will constitute a valid and legally binding obligation of F4L and each of the Registrants (and will, upon consummation of the Equity Merger and the Mergers, constitute a valid and legally binding obligation of New Holdings, the Surviving Company and each of the Subsidiary Guarantors), to the extent each is a party thereto, enforceable against each such person in accordance with its terms except that the enforcement thereof may be subject to (w) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (x) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (y) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (z) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

          (xii) The Equity Merger will have been duly authorized by Holdings and F4L and will have been duly approved by their respective stockholders; the Equity Merger will conform in all material respects to the description thereof in the Offering Materials. The Mergers have been duly authorized by Food 4 Less and have been duly approved by Food 4 Less' stockholders; the Merger Agreement conforms and the Mergers will conform in all material respects to the description thereof in the Offering Materials. All representations and warranties of F4L, Holdings and Food 4 Less set forth in the Merger Agreement were true and correct in all materials respects at the time as of which such representations and warranties were made and will be true and correct at and as of the Commencement Date and the Closing Date as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain date).

         (xiii) Except as disclosed in the Offering Materials, and except as would not individually or in the aggregate have a Material Adverse Effect (w) F4L and each of the Registrants is in compliance with all applicable Environmental Laws (as defined below), (x) F4L and each of the Registrants has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (y) there are no pending, or to the best knowledge of F4L or any of the Registrants threatened, Environmental Claims (as defined below) against F4L or any of the Registrants and
      (z) F4L and each of the Registrants does not have knowledge of any circumstances with respect to any of their respective properties or operations that could reasonably be anticipated to form the basis of an Environmental Claim against F4L or any of the Registrants or any of their respective properties or operations and the business operations relating thereto. For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means, with respect to any person, any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any published judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment binding on such person or any of its subsidiaries, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any such governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (xiv) The audited consolidated financial statements and schedules of Food 4 Less included in the Offering Materials present fairly the consolidated financial position, results of operations and cash flows of Food 4 Less at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of Food 4 Less and the related notes included in the Offering Materials, if any, present fairly the consolidated financial position, results of operations and cash flows of Food 4 Less at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

            The audited consolidated financial statements and schedules of Holdings included in the Offering Materials present fairly the consolidated financial position, results of operations and cash flows of Holdings at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of Holdings and the related notes included in the Offering Materials, if any, present fairly the consolidated financial position, results of operations and cash flows of Holdings at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

            The audited consolidated financial statements and schedules of New Holdings included in the Offering Materials present fairly the consolidated financial position of New Holdings at the dates to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of New Holdings and the related notes included in the Offering Materials, if any, present fairly the consolidated financial position, results of operations and cash flows of New Holdings at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

            The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Offering Materials have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Offering Materials are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

            Arthur Andersen LLP, which has audited certain of such financial statements and schedules as set forth in their reports included in the Offering Materials, is an independent public accounting firm as required by the Act. The statistical and market-related data (including, without limitation, the estimated cost savings information) included in the Offering Materials are based on or derived from sources which F4L and the Registrants believe to be reliable and accurate.

           (xv) Except as described in the Offering Materials, there is not pending or, to the knowledge of F4L or any of the Registrants, threatened, any action, suit, proceeding, inquiry or investigation to which F4L or any Registrant, or to which the property of F4L or any Registrant is subject, before or brought by any court or governmental agency or body, which would if adversely determined have a Material Adverse Effect.

          (xvi) F4L and each of the Registrants has (and upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company and each of its subsidiaries will have) (a) good and marketable title to all the real properties and other material assets (personal, tangible, intangible or mixed) owned by it, or purported to be owned by it, and, as of the Closing Date, such title will be free and clear of all liens, except for liens which would be permitted under the Indentures and
      (b) peaceful and undisturbed possession under all leases to which it is a party as lessee or sublessee, except for such defects in title or lack of possession that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. F4L and each of the Registrants operates (and upon consummation of the Equity Merger and the Mergers, New Holdings, the Surviving Company and each of its subsidiaries will operate) all material real and personal property leased by it under valid and enforceable leases and has, and upon consummation of the Equity Merger and the Mergers, shall have, performed in all material respects the obligations required to be performed by it with respect to each such lease except for such leases and obligations which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. As to leases with respect to which F4L or any Registrant is the lessor, the lessees and other parties under such leases are in compliance with all terms and conditions thereunder and such leases are in full force and effect except for any failures to comply or remain in full force and effect which could not reasonably be expected to have a Material Adverse Effect. All tangible assets and properties of each of F4L and the Registrants are in good working order (subject to ordinary wear and tear) and are adequate for the uses to which they are being put or would be put in the ordinary course of business except for such assets and properties as are not material in the aggregate to the business, condition (financial or otherwise) or results of operations of F4L and the Registrants taken as a whole.

         (xvii) F4L and the Registrants own, or are licensed under, and have the rights to use, all trademarks and trade names (collectively, "Intellectual Property") used in, or necessary for the conduct of, their businesses as currently conducted, and the consummation of the transactions contemplated hereby and by the Offering Materials will not alter or impair any such rights. To the best knowledge of F4L and the Registrants, no claims have been asserted by any person to the use of any such

      Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best knowledge of F4L and the Registrants, there is no valid basis for any such claim and the use of such Intellectual Property by F4L and the Registrants does not infringe on the rights of any person. F4L and each Registrant has obtained all licenses, permits, franchises and other governmental authorizations, the lack of which would have a Material Adverse Effect.

        (xviii) Subsequent to the respective dates as of which information is given in the Offering Materials and except as described therein or contemplated thereby, (x) neither F4L or any of the Registrants has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (y) neither F4L or any of the Registrants has purchased any of its respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their respective capital stock or otherwise.

          (xix) All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from F4L or any of the Registrants that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay is not reasonably likely to have, singly or in the aggregate, a Material Adverse Effect. F4L and the Registrants know of no actual or proposed additional tax assessments for any fiscal period against F4L or any of the Registrants that, singly or in the aggregate, is reasonably likely to have a Material Adverse Effect.

           (xx) None of F4L or the Registrants, or any agent acting on behalf of any of them has taken or will take any action that might cause this Agreement, the issuance or sale of the New Notes or the issuance of the Guarantees to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System as in effect on the Closing Date.

          (xxi) None of F4L, nor any of the Registrants is now, nor after giving effect to the Equity Merger and the Mergers and the other transactions contemplated by the Offering Materials will New Holdings, the Surviving Company or any Subsidiary Guarantor be, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (xxii) Except as described in the Offering Materials, there are no consensual encumbrances or restrictions on the ability of any subsidiary of F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings) (x) to pay dividends or make any other distributions on such subsidiary's capital stock or to pay any indebtedness owed to F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings) or any other subsidiary of F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings),
      (y) to make any loans or advances to, or investments in, F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings) or any other subsidiary of F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings) or (z) to transfer any of its property or assets to F4L (or after giving effect to the Equity Merger, the Mergers and the other transactions contemplated by the Offering Materials, New Holdings or any other subsidiary of F4L (or after giving effect to the Equity Merger and the Mergers and the other transactions contemplated by the Offering Materials, New Holdings).

        (xxiii) Except as stated in the Offering Materials, none of F4L or any of the Registrants know of any outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to the transactions contemplated hereby.

         (xxiv)  F4L and each of its subsidiaries is in
      compliance with all provisions of Section 517.075 of Florida Statutes 1987, as amended.

          (xxv) Neither F4L nor any of its subsidiaries nor, to the best of their knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of F4L or RSI or any of their respective subsidiaries to facilitate the Exchange Offers.

            (b) F4L and each of the Registrants, jointly and severally, represents and warrants to and agrees with you that, as of the Closing Date, F4L and the Registrants have delivered to the Dealer Managers a true and correct copy of each of the Transaction Documents, together with all related agreements and all schedules and exhibits thereto, and there have been no material amendments, alterations, modifications or waivers of any of the provisions of any of the Transaction Documents since its date of execution, other than any such amendments, alterations, modifications and waivers as to which the Dealer Managers have been advised in writing and which would not be required to be disclosed in the Offering Materials; each of the Transaction Documents conforms in all material respects to the description thereof in the Offering Materials; and there exists as of the Closing Date (after giving effect to the transactions contemplated by each of the Transaction Documents and the Offering Materials) no event or condition which would constitute a default or an event of default (in each case as defined in each of the Transaction Documents) under any of the Transaction Documents which would result in a Material Adverse Effect or materially adversely affect the ability of F4L, the Registrants or to the best knowledge of F4L and the Registrants, RSI or RGC to consummate the transactions contemplated by the Transaction Documents and the Offering Materials.

            (c) RSI represents and warrants to and agrees with you that, as of the Commencement Date and the Closing Date:

            (i) RSI has all the necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and RSI and its subsidiaries have all necessary corporate power and authority to consummate the transactions contemplated hereby and by the Offering Materials.

           (ii) RSI and each of its subsidiaries has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease its properties and conduct its businesses as now conducted as described in the Offering Materials, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified would not have (x) a material adverse effect on the business, condition (financial or other) or results of operations of RSI and its subsidiaries (or, after giving effect to the Mergers, the Surviving Company and its subsidiaries) taken as a whole or (y) an adverse effect on the ability of RSI or any of its subsidiaries to perform any of its material obligations under any of the Transaction Documents to which it is a party either before or after giving effect to the Mergers and the other transactions contemplated by the Offering Materials (a "Ralphs Material Adverse Effect"); RSI has the authorized, issued and outstanding capitalization set forth in the Offering Materials; [the only direct or indirect subsidiaries of RSI are RGC and Crawford Stores, Inc.]; except as aforesaid, neither RSI nor any of its subsidiaries owns, directly or indirectly, any of the capital stock or other equity securities of any other person; the outstanding shares of capital stock of each of RSI and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by RSI or any of its subsidiaries; and except as described in the Offering Materials, all of the outstanding shares of capital stock of [each of RGC and Crawford Stores, Inc.] are owned beneficially by RSI free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges or claims. No holders of securities of RSI or any of its subsidiaries are entitled to have such securities registered under the Registration Statements.

          (iii) Except as described in the Offering Materials, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement or any of the other Transaction Documents by RSI or any of its subsidiaries (to the extent each such person is a party thereto) or the consummation by RSI or any of its subsidiaries of the transactions contemplated thereby or by the Offering Materials, except such as have been obtained and such as may be required under securities or "Blue Sky" laws in connection with the Exchange Offers, the Mergers or any of such transactions. Neither RSI nor any of its subsidiaries is (x) in violation of its certificate of incorporation or bylaws, (y) in violation of any statute, judgment, decree, order, rule or regulation applicable to RSI or any of its subsidiaries which violation would have a Ralphs Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which RSI or any of its subsidiaries is subject, which default would have a Ralphs Material Adverse Effect.

            The execution, delivery and performance by RSI and its subsidiaries of this Agreement and each of the other Transaction Documents (to the extent each such person is a party thereto), and the consummation by RSI and its subsidiaries of the transactions contemplated hereby, thereby and by the Offering Materials will not (after giving effect to all amendments or waivers obtained on or prior to the Closing Date which are described in the Offering Materials) conflict with or constitute or result in a breach or violation by RSI or any of its subsidiaries of any of (x) the terms or provisions of, or constitute a default by RSI or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which any such person is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default would have a Ralphs Material Adverse Effect, (y) the certificate of incorporation or bylaws of any such person, or (z) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to any such person or any of their respective properties, which conflict, breach, violation or default would have a Ralphs Material Adverse Effect.

           (iv) Each of the Consent Supplemental Indentures relating to the Old RGC Notes has been duly and validly authorized by RGC. Each of the Consent Supplemental Indentures relating to the Old RGC Notes, when executed and delivered by RGC (assuming the due authorization, execution and delivery thereof by the applicable trustee under the applicable Old Indenture and assuming that written consents from the holders of a majority of each issue of Old RGC Notes outstanding authorizing execution of such Consent Supplemental Indentures are valid and binding consents of such holders), will have been duly executed and delivered and will constitute valid and legally binding obligations of RGC (and, upon consummation of the Mergers, the Surviving Company) enforceable against RGC (and, upon consummation of the Mergers, the Surviving Company) in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

            (v) RSI and its subsidiaries have all requisite corporate power and authority to execute, deliver and perform their respective obligations under each of the Transaction Documents (to the extent each is a party thereto). As of the Closing Date, each of the Transaction Documents will have been duly and validly authorized by RSI and its subsidiaries (to the extent each is a party thereto); and, when executed and delivered by RSI and its subsidiaries (to the extent each is a party thereto), each such Transaction Document will constitute a valid and legally binding obligation of RSI and its subsidiaries, to the extent each is a party thereto, enforceable against each such person in accordance with its terms except that the enforcement thereof may be subject to (w) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, (x) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (y) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (z) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable.

           (vi) The Mergers have been duly authorized by RSI and RGC and have been duly approved by their respective stockholders. All representations and warranties of RSI set forth in the Merger Agreement were true and correct in all materials respects at the time as of which such representations and warranties were made and will be true and correct at and as of the Commencement Date and the Closing Date as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain date).

          (vii) Except as disclosed in the Offering Materials, and except as would not individually or in the aggregate have a Ralphs Material Adverse Effect (w) RSI and each of its subsidiaries is in compliance with all applicable Environmental Laws, (x) RSI and each of its subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (y) there are no pending, or to the best knowledge of RSI threatened, Environmental Claims against RSI or any of its subsidiaries and (z) RSI and each of its subsidiaries does not have knowledge of any circumstances with respect to any of their respective properties or operations that could reasonably be anticipated to form the basis of an Environmental Claim against RSI or any of its subsidiaries or any of their respective properties or operations and the business operations relating thereto.

         (viii) The audited consolidated financial statements and schedules of RSI (as successor to RGC) and RGC included in the Offering Materials present fairly the consolidated financial position, results of operations and cash flows of RSI (as successor to RGC) and RGC, respectively, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of RSI (as successor to RGC) and the related notes included in the Offering Materials, if any, present fairly the consolidated financial position, results of operations and cash flows of RSI (as successor to RGC) at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Offering Materials have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Offering Materials are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. KPMG Peat Marwick, which has examined certain of such financial statements and schedules as set forth in their reports included in the Offering Materials, are independent public accounting firms as required by the Act. The statistical and market-related data (including, without limitation, the estimated cost savings information) included in the Offering Materials are based on or derived from sources which RSI believes to be reliable and accurate.

           (ix) Except as described in the Offering Materials, there is not pending or, to the knowledge of RSI, threatened, any action, suit, proceeding, inquiry or investigation to which RSI or any of its subsidiaries, or to which the property of RSI or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which would if adversely determined have a Ralphs Material Adverse Effect.

            (x) RSI and each of its subsidiaries (a) has good and marketable title to all the real properties and other material assets (personal, tangible, intangible or mixed) owned by it, or purported to be owned by it, and, as of the Closing Date such title will be free and clear of all liens, except for liens which would be permitted under the Indentures and (b) enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee or sublessee, except for defects in title or lack of possession that, in the aggregate, could not reasonably be expected to have a Ralphs Material Adverse Effect. RSI and each of its subsidiaries operates all material real and personal property leased by it under valid and enforceable leases and has performed in all material respects the obligations required to be performed by it with respect to each such lease except for such leases and obligations which, in the aggregate, could not reasonably be expected to have a Ralphs Material Adverse Effect. As to leases with respect to which RSI or any of its subsidiaries is the lessor, the lessees and other parties under such leases are in compliance with all terms and conditions thereunder and such leases are in full force and effect except for any failures to comply or remain in full force and effect which could not reasonably be expected to have a Ralphs Material Adverse Effect. All tangible assets and properties of RSI and its subsidiaries are in good working order (subject to ordinary wear and tear) and are adequate for the uses to which they are being put or would be put in the ordinary course of business except for such assets and properties as are not material in the aggregate to the business, condition (financial or otherwise) or results of operations of RSI and its subsidiaries taken as a whole.

           (xi) RSI and its subsidiaries own, or are licensed under, and have the rights to use, all trademarks and trade names (collectively, "Intellectual Property") used in, or necessary for the conduct of, their businesses as currently conducted, and the consummation of the transactions contemplated hereby and by the Offering Materials will not alter or impair any such rights. To the best of RSI's knowledge, no claims have been asserted by any person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best of RSI's knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by RSI and its subsidiaries does not infringe on the rights of any person. RSI and each of its subsidiaries has obtained all licenses, permits, franchises and other governmental authorizations, the lack of which would have a Ralphs Material Adverse Effect.

          (xii) Subsequent to the respective dates as of which information is given in the Offering Materials and except as described therein or contemplated thereby, (x) none of RSI or any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (y) none of RSI or any of its subsidiaries has purchased any of its respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their respective capital stock or otherwise.

         (xiii) All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from RSI or any of its subsidiaries that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay is not reasonably likely to have, singly or in the aggregate, a Ralphs Material Adverse Effect. RSI knows of no actual or proposed additional tax assessments for any fiscal period against RSI or any of its subsidiaries that, singly or in the aggregate, is reasonably likely to have a Ralphs Material Adverse Effect.

          (xiv) Neither RSI nor any of its subsidiaries is an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment
      Company Act of 1940, as amended.

           (xv) Except as described in the Offering Materials, there are no consensual encumbrances or restrictions on the ability of any subsidiary of RSI (x) to pay dividends or make any other distributions on such subsidiary's capital stock or to pay any indebtedness owed to RSI or any other subsidiary of RSI, (y) to make any loans or advances to, or investments in, RSI or any other subsidiary of RSI or (z) to transfer any of its property or assets to RSI or any other subsidiary of RSI.

          (xvi) Except as stated in the Offering Materials, RSI does not know of any outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to the transactions contemplated hereby.

         (xvii)  RSI and each of its subsidiaries is in
      compliance with all provisions of Section 517.075 of Florida Statutes 1987, as amended.

        (xviii) Neither RSI nor any of its subsidiaries nor, to the best of their knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of RSI or F4L or any of their respective subsidiaries to facilitate the Exchange Offers.

            The representations and warranties set forth in this
Section 5 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Indemnified Party referred to in Section 7, (ii) any termination of this Agreement or (iii) any withdrawal by you pursuant to Section 8 or otherwise.

            6. Conditions of Dealer Managers' Obligations. Your obligations to act and to continue to act (as the case may be) as Dealer Managers shall be subject, in your sole discretion, to the accuracy of the representations and warranties contained herein as of the Commencement Date and as of the Closing Date as if made on and as of such date (except as expressly provided therein), to the accuracy of the statements of the officers of F4L made pursuant to the provisions hereof, to the performance by F4L, the Registrants and RSI of their covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Dealer Managers:

            (a) If any Registration Statement originally filed with respect to the New Notes or the Amended Notes or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, such Registration Statement or such amendment shall have been declared effective not later than 12:00 noon, New York City time, on the date on which the amendment to the Registration Statement originally filed with respect to such New Notes or the Amended Notes, as the case may be, or to such Registration Statement, as the case may be, containing information regarding the initial public offering price of such New Notes has been filed with the Commission, or such later time and date as shall have been consented to by the Dealer Managers; if required, each Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no stop order suspending the effectiveness of any Registration Statement or any amendment thereto or the qualification of any Indenture or any Old Indenture under the Trust Indenture Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Registrants or the Dealer Managers, shall be contemplated by the Commission; and the Dealer Managers shall have received a certificate dated the Closing Date and signed by the Chairman, Vice Chairman, President, a Senior Vice President or a Vice President of Holdings (who may rely upon the best of his information and belief), to that effect.

            (b) There shall not have been any legal action or other administrative proceeding instituted or threatened against any of F4L, RSI or any of their respective subsidiaries or against you relating to Exchange Offers or the Dealer Managers' activities in connection therewith, the Mergers or any of the other transactions contemplated by the Transaction Documents or the Offering Materials.

            (c) The proceedings taken at or prior to the Closing Date in connection with the Exchange Offers and the other transactions contemplated by the Transaction Documents and the Offering Materials shall be in form and substance reasonably satisfactory to you and your counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request in order to evidence the accuracy and completeness in all material respects of any of the representations or warranties of F4L, the Registrants or RSI, the performance in all material respects of any covenants of the Issuers theretofore to be performed, or the compliance with any of the conditions herein contained.

            (d) On the Commencement Date, you shall have received, dated as of such date, (i) the opinion of Latham & Watkins, special counsel for F4L and the Registrants, substantially in the form of Exhibit A hereto, (ii) the opinion of Irwin, Clutter & Severson, special Kansas counsel to F4L and the Registrants, substantially in the form of Exhibit B hereto and (iii) the opinion of Wilkie, Farr & Gallagher, special counsel to RSI and RGC, substantially in the form of Exhibit C hereto.

            (e) On the Closing Date, you shall have received, dated as of such date, (i) the opinion of Latham & Watkins, special counsel for F4L and the Registrants, substantially in the form of Exhibit D hereto, (ii) the opinion of Irwin, Clutter & Severson, special Kansas counsel to F4L and the Registrants, substantially in the form of Exhibit E hereto and (iii) the opinion of Wilkie, Farr & Gallagher, special counsel to RSI and RGC, substantially in the form of Exhibit F hereto.

            (f) On the Closing Date, you shall have received an opinion, dated as of such date, of Cahill Gordon & Reindel, counsel for the Dealer Managers, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement, and such other related matters as the Dealer Managers may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and federal law.

            (g) On the Commencement Date and the Closing Date, you shall have received from Arthur Andersen LLP, independent public accountants for F4L and the Registrants, letters dated, respectively, the Commencement
      Date and the Closing Date, in form and substance reasonably satisfactory to the Dealer Managers and Cahill
      Gordon & Reindel, counsel for the Dealer Managers.

            (h) On the Commencement Date and the Closing Date, you shall have received from KPMG Peat Marwick, independent public accountants for RSI and RGC, letters dated, respectively, the Commencement Date and the Closing Date, in form and substance reasonably satisfactory to the Dealer Managers and Cahill Gordon & Reindel, counsel for the Dealer Managers.

            (i) On the Closing Date, the Dealer Managers shall have received copies of all certificates, documents and opinions delivered under the Transaction Documents in connection with the Mergers and the Financing (as defined in the Offering Materials), together with letters addressed to the Dealer Managers, in form and substance satisfactory to the Dealer Managers, stating that the Dealer Managers may rely on such certificates and opinions as if they had been addressed to the Dealer Managers.

            (j) Subsequent to the respective dates of the most recent financial statements of Holdings, Food 4 Less and RSI contained in the Offering Materials, there shall have been no material adverse change in the business, condition (financial or other) or results of operations of either
      (i) F4L and its subsidiaries taken as a whole or (ii) RSI and its subsidiaries taken as a whole (each, a "Material Adverse Change") or any development involving a prospective Material Adverse Change, except as set forth in, or contemplated by, the Offering Materials.

            (k) None of the Exchange Offers, the issuance of New Notes, the Mergers or any of the other transactions contemplated by any of the Transaction Documents or the Offering Materials shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to the Exchange Offers, this Agreement, the Mergers or any of the other transactions contemplated by the Offering Materials, before any court or governmental authority.

            (l) On the Commencement Date and the Closing Date, the Dealer Managers shall have received a certificate, dated such date, of the Vice Chairman, President or any Vice President and the Chief or Principal Financial Officer of F4L to the effect that:

                  (i) The representations and warranties of F4L and the Registrants in this Agreement are true and correct in all material respects as if made on and as of such date, and F4L and the Registrants have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such date (and, in the case of the certificate to be delivered on te Closing Date, after giving effect to the Exchange Offers, and the other transactions contemplated thereby, by the Transaction Documents and by the Offering Materials);

                 (ii) No stop order suspending the effectiveness of any Registration Statement or any amendment thereto or the qualification of any Indenture or any Old Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or threatened or, to the best of each Registrant's knowledge, as the case may be, are contemplated by the Commission;

                (iii)  Subsequent to the date as of which
            information is given in the Offering Materials, there has not been any material adverse change, or any developments involving a prospective material adverse change, in the business, condition (financial or other) or results of operations of F4L and its subsidiaries (or after giving effect to the Equity Merger and the Mergers, New Holdings, the Surviving Company and their subsidiaries) taken as a whole; and

                 (iv) Neither the Exchange Offers, the issuance of the New Notes by Food 4 Less hereunder, the issuance of the Guarantees by the Subsidiary
            Guarantors nor any of the other transactions contemplated hereby, by the Transaction Documents or by the Offering Materials has been enjoined
            (temporarily or permanently).

            (m) On the Commencement Date and the Closing Date, the Dealer Managers shall have received a certificate, dated such date, of the Vice Chairman, President or any

      Vice President and the Chief or Principal Financial
      Officer of RSI to the effect that:

                  (i) The representations and warranties of RSI in this Agreement are true and correct in all material respects as if made on and as of such date, and RSI and its subsidiaries have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such date (and, in the case of the certificate to be delivered on the Closing Date, after giving effect to the Exchange Offers, and the other transactions contemplated hereby, by the Transaction Documents and by the Offering Materials); and

                 (ii)  Subsequent to the date as of which
            information is given in the Offering Materials, there has not been any material adverse change, or any developments involving a prospective material adverse change, in the business, condition (financial or other) or results of operations of RSI and its subsidiaries taken as a whole.

            (n) On or before the Closing Date, the Registrants and RGC and the applicable trustees under the Old Indentures shall have executed and delivered the appropriate Consent Supplemental Indentures, each of which shall be reasonably satisfactory in form and substance to the Dealer Managers and Cahill Gordon & Reindel, counsel for the Dealer Managers, and each such Agreement shall be in full force and effect.

            (o) On or before the Closing Date, Holdings and the trustee under the Holdings Indenture shall have executed and delivered the Holdings Supplemental Indenture, which shall be reasonably satisfactory in form and substance to the Dealer Managers and Cahill Gordon & Reindel, counsel to the Dealer Managers, and such Agreement shall be in full force and effect.

            (p) On the Closing Date, the Dealer Managers shall have received a certificate, dated such date, of the Vice Chairman, President or any Vice President and the Chief or Principal Financial Officer of F4L to the effect that:

                  (i)  There have been no material amendments,
            alterations, modifications, or waivers of any provisions of any of the Transaction Documents since the date of the execution and delivery thereof by the parties thereto; and

                 (ii) F4L and the Registrants, to the extent each is a party thereto, have complied in all material respects with all agreements and covenants in the Transaction Documents and performed in all material respects all conditions specified therein contemplated by the Offering Materials to be complied with or performed by them at or prior to the Closing.

            (q) On the Closing Date, the Dealer Managers shall have received a certificate, dated such date, of the Vice Chairman, President or any Vice President and the Chief or Principal Financial Officer of RSI to the effect that RSI and its subsidiaries, to the extent each is a party thereto, have complied in all material respects with all agreements and covenants in the Transaction Documents and performed in all material respects all conditions specified therein contemplated by the Offering Materials to be complied with or performed by them at or prior to the Closing.

            (r) On the Closing Date, the Dealer Managers shall have received (i) a letter, dated the Closing Date, from Houlihan, Lokey, Howard & Zukin, Inc. with respect to the solvency of the Surviving Company and its subsidiaries in form, scope and substance reasonably satisfactory to the Dealer Managers and (ii) an environmental audit report
      from [                ] in form, scope and substance
      reasonably satisfactory to the Dealer Managers.

            (s) On the Closing Date, F4L, the Registrants, RSI and RGC shall have, to the extent each is a party thereto, complied in all material respects with all agreements and covenants in the Transaction Documents and performed all conditions specified therein (other than agreements or covenants which have been waived but only if such waivers are not required to be set forth in the Offering Materials) to be complied with or performed at or prior to the Closing, and each of the Transaction Documents shall be in full force and effect.

            (t) The Equity Merger shall have been consummated on the terms and conditions set forth in the Offering
      Materials.

            (u)  On the Closing Date:

                  (1) the Certificates of Merger with respect to the Mergers shall be any form and substance satisfactory to the Dealer Managers and Cahill Gordon & Reindel, counsel for the Dealer Managers, shall have been pre-cleared for filing with the Secretary of State of the State of Delaware and shall be ready in all respects for filing immediately upon consummation of the Exchange Offers and the other transactions contemplated by the Offering Materials to be consummated prior to the Mergers;

                  (2) the New Credit Facility (as defined in the Offering Materials) with aggregate commitments thereunder of not less than $1,075,000,000 shall be in full force and effect, no event shall have occurred and no event shall have failed to occur, which would relieve the lenders under the New Credit Facility (the "Lenders") of their obligation to advance funds, or preclude them from advancing funds to Food 4 Less thereunder, and concurrently with the Closing the Lenders shall have advanced funds under the New Credit Facility in an amount at least equal to $750,000,000 under the term loan facilities and such additional amounts under the revolving credit facility as are necessary to fund the Mergers and related transactions;

                  (3) The New Notes and Guarantees to be issued to exchanging holders of Old Notes shall have been executed by the applicable Issuers and delivered to the applicable Trustee pursuant to the applicable Indenture, and each Trustee shall have authenticated such securities in accordance with the applicable Indenture;

                  (4) New Holdings shall have received at least $150,000,000 in cash from institutional investors as consideration for the issuance and sale by New Holdings of shares of capital stock of New Holdings on the terms and conditions described in the Offering Materials; New Holdings shall have purchased at least 48% of the outstanding common stock of RSI with the proceeds of such issuance and $100,000,000 aggregate principal amount of its 13% Senior Subordinated Pay In Kind Debentures due 2006, all as described in the Offering Materials. New Holdings shall have contributed such common stock of RSI to the capital of Food 4 Less; New Holdings and Food 4 Less shall have the issued, authorized and outstanding capitalization set forth in the Offering Materials;

                  (5)  Simultaneously with the Closing, the
            Issuers shall have consummated the issuance and sale of $400,000,000 aggregate principal amount of New Senior Notes pursuant to the Public Offering (as defined in the Offering Materials) for gross proceeds of not less than $400,000,000 on terms and conditions satisfactory in form and substance to the Dealer Managers, and Cahill Gordon & Reindel, counsel to the Dealer Managers; and

                  (6) All conditions to the consummation of the Exchange Offers set forth in the Offering Materials shall have been satisfied without waiver and all other transactions contemplated by the Offering Materials to be consummated at or prior to the consummation of the Mergers shall have been consummated.

            (v) Simultaneously with the Closing, (x) the closing contemplated by the Merger Agreement, including without limitation the Mergers, shall have been consummated in accordance with the terms of the Merger Agreement and
      (y) immediately following consummation of the Merger, the Subsequent Merger shall have been consummated in accordance with the terms described in the Offering Materials.

            On or before the Commencement Date and the Closing Date, the Dealer Managers and counsel for the Dealer Managers shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of F4L and the Registrants and RSI and its subsidiaries as they shall have heretofore reasonably requested.

            All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Dealer Managers and counsel for the Dealer Managers. F4L, the Registrants and RSI shall furnish to the Dealer Managers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Dealer Managers shall reasonably request.

            In the event that any of the foregoing conditions is not met when required to be met, then you shall be entitled to withdraw as Dealer Manager in connection with the Exchange Offers without any liability or penalty to you or any other "indemnified party" (as defined in Section 7) and without loss of any right to the payment of all expenses payable hereunder.

            7. Indemnification. F4L and the Registrants, jointly and severally, agree to indemnify and hold harmless each Dealer Manager and its respective affiliates, the directors, officers, agents, representatives and employees of such Dealer Manager or its affiliates and each other person, if any, controlling such Dealer Manager and its affiliates (each an "indemnified party") from and against any and all losses, actions, claims, damages or liabilities, and will reimburse any indemnified party for all costs and expenses (including counsel fees) as they are incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim caused by or arising out of, or in connection with, the Exchange Offers (whether or not consummated), including, but not limited to, actions, claims, liabilities or expenses arising out of or based upon any breach of any agreement or representation of F4L, the Registrants or RSI contained in this Agreement, the structuring and development of the Exchange Offers, an untrue statement or alleged untrue statement of a material fact in any of the Offering Materials or an omission or an alleged omission to state a material fact in any of the Offering Materials necessary to make the statements therein not misleading, or the transmittal of the Offering Materials to holders of Old Notes or Holdings Notes, or which arise out of or are based upon any failure by Food 4 Less or Holdings to accept Old Notes or consents properly tendered pursuant to the Exchange Offers; provided, however, that neither F4L nor any of the Registrants will be liable to any indemnified party to the extent that any claims, liabilities, losses, damages, costs or expenses are finally judicially determined by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

            Neither F4L nor any Registrant will, without the prior written consent of the Dealer Managers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought by an indemnified party hereunder (whether or not any indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the indemnified parties from all liability arising out of such claim, action, suit or proceeding.

            Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against F4L and the Registrants under this
Section 7, notify F4L and the Registrants of the commencement thereof; but the omission so to notify F4L and the Registrants will not relieve F4L and the Registrants from any liability which they may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies F4L and the Registrants of the commencement thereof, F4L and the Registrants will be entitled to participate therein and, to the extent that they may wish to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying parties to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying parties will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying parties shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Dealer Managers, representing the indemnified parties, who are parties to such action or actions) or (ii) the indemnifying parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying parties. After such notice from the indemnifying parties to such indemnified party, the indemnifying parties will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying parties, unless such indemnified party waived its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

            In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Exchange Offers or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by F4L and the Registrants on the one hand and the indemnified parties on the other shall be deemed to be in the same proportion as (i) the aggregate principal amount of Old Notes and Holdings Notes solicited for exchange or consent pursuant to the Exchange Offers bears to (ii) the fees paid or proposed to be paid by F4L and the Registrants to such indemnified party under this Agreement. The indemnity, reimbursement and contribution obligations of F4L and the Registrants under this Agreement shall be in addition to any rights that a Dealer Manager or any other indemnified party may have at common law or otherwise. F4L, the Registrants and the Dealer Managers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if F4L and the Registrants on the one hand and the indemnified parties on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph. Notwithstanding any other provision of this paragraph, the indemnified parties shall not be obligated to make contributions hereunder that in the aggregate exceed the total fees received by the Dealer Managers under this Agreement, less the aggregate amount of any damages that the indemnified parties have otherwise been required to pay for which indemnification is provided for hereunder. For purposes of this paragraph, each person, if any, who controls either of the Dealer Managers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Dealer Managers.

            8. Termination. (a) This Agreement may be terminated (i) by the Dealer Managers at any time upon notice to F4L and the Registrants if (A) F4L or any of the Registrants shall mail or otherwise distribute or propose to mail or otherwise distribute any supplement to any Offering Materials to which the Dealer Managers shall reasonably object or which shall be reasonably disapproved by its counsel, (B) at any time prior to the Closing, the Exchange Offers are terminated or withdrawn for any reason (other than failure of the Dealer Managers to perform their obligations hereunder) or any restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to the Exchange Offers, this Agreement, the Mergers or any of the other transactions contemplated by the Offering Materials, before any court or governmental authority which makes it inadvisable for the Dealer Managers, in their discretion, to continue to act as Dealer Managers hereunder or (C) there is a good faith disagreement between the Dealer Managers, F4L or any of the Registrants with respect to a material term or condition of the Exchange Offers or the Offering Materials, or (ii) by F4L and the Registrants upon notice to the Dealer Managers, if there is a good faith disagreement between the Dealer Managers and F4L and the

Registrants with respect to a material term or condition of the Exchange Offers or the Offering Materials.

            (b)  Termination of this Agreement pursuant to this
Section 8 shall be without liability of any party to any other party except as provided in Section 11 hereof.

            9. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) to F4L and the Registrants:

            c/o Food 4 Less, Inc.
            777 South Harbor Boulevard
            La Habra, California  90631
            Attention:  Mark A. Resnik, Esq.

with a copy to:

            Latham & Watkins
            633 West Fifth Street, Suite 4000
            Los Angeles, California  90071
            Attention:  Pamela Kelly, Esq.

or (b) to the Dealer Managers:

            c/o BT Securities Corporation
            One Bankers Trust Plaza
            New York, New York  10005
            Attention:  Lori Finkel

with a copy to:

            Cahill Gordon & Reindel
            80 Pine Street
            New York, New York  10005
            Attention:  William M. Hartnett, Esq.

Any notice given hereunder may be made by telecopier or telephone, but if so made shall be subsequently confirmed in writing.

            10. Tombstone. F4L and the Registrants acknowledge that the Dealer Managers may at any time after the issuance of any New Notes place an announcement in such newspapers and periodicals as they may choose, at their own cost (but subject to the reasonable approval of the Registrants), stating that they acted as dealer managers to F4L and the Registrants in connection with the Exchange Offers.

            11. Survival. The provisions of Section 4 hereof, the indemnity and contribution agreements contained in
Section 7 hereof and the respective representations and warranties set forth in Section 5 hereof shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Dealer Manager, or by or on behalf of any affiliate of such Dealer Manager or any person controlling such Dealer Manager or affiliate,
(ii) consummation of the Exchange Offers or (iii) any termination of this Agreement or of any Dealer Manager's engagement hereunder, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs and personal representatives of F4L and the Registrants, the Dealer
Managers, RSI and the indemnified parties referred to in
Section 7 hereof.

            12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to its principles of conflicts of laws.

            13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            14.   Headings.    The section headings in this
Agreement have been inserted as a matter of convenience of reference only and are not a part hereof.

            15. Joint and Several Obligations. All of the obligations of F4L and the Registrants hereunder shall be joint and several obligations of F4L and each of the Registrants.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among F4L, each Registrant, RSI and the Dealer Managers.

                                    Very truly yours,

                                    FOOD 4 LESS, INC.


                                    By:
                                       Name:  Mark A. Resnik
                                       Title: Secretary


                                    FOOD 4 LESS HOLDINGS, INC.


                                    By:
                                       Name:  Mark A. Resnik
                                       Title: Secretary


                                    FOOD 4 LESS SUPERMARKETS, INC.


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    ALPHA BETA COMPANY,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    BAY AREA WAREHOUSE STORES, INC.


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary

                                    BELL MARKETS, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    CALA CO.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    CALA FOODS, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    FALLEY'S, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    FOOD 4 LESS OF CALIFORNIA, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    FOOD 4 LESS MERCHANDISING, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary

                                    FOOD 4 LESS OF SOUTHERN
                                      CALIFORNIA, INC.,
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    FOOD 4 LESS GM, INC.
                                      as a Guarantor


                                    By:
                                       Name:  Mark A. Resnik
                                       Title:  Secretary


                                    RALPHS SUPERMARKETS, INC.


                                    By:
                                       Name:
                                       Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


BT SECURITIES CORPORATION


By________________________________
  Name:  Lori Finkel
  Title:  Managing Director


CS FIRST BOSTON SECURITIES CORPORATION


By________________________________
  Name:
  Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By________________________________
  Name:
  Title: